Contents of Significant Accounts - Inventories, Net (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2021 TWD ($)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 TWD ($)
Classes Of Inventories [Abstract]
Raw materials	$ 3,371,520		$ 5,507,002
Supplies and spare parts	5,106,770		4,290,672
Work in process	14,043,143		11,872,971
Finished goods	489,750		881,841
Total	$ 23,011,183	$ 829,531	$ 22,552,486